Exhibit 10.2

ASSIGNMENT AGREEMENT

This ASSIGNMENT AGREEMENT (the “Assignment”), is made this August 29, 2019, by and between NAVIOS CORPORATION (the “NC”), NAVIOS SOUTH AMERICAN LOGISTICS INC. (“NSAL”) and NAVIOS SHIPMANAGEMENT INC. (“Assignee”) and relates to the Administrative Services Agreement (the “Agreement”) entered into between NSAL and Navios Maritime Holdings Inc. on April 12, 2011 as such Agreement was assigned to NC via an assignment dated May 28, 2014 and subsequently amended on April 6, 2016.

RECITALS:

A. NC has provided NSAL with administrative services pursuant to the Agreement;

B. NC wishes to assign to Assignee, and Assignee wishes to assume, the Agreement; and

C. NSAL is willing to consent to assignment of the Agreement to Assignee, subject to the terms and conditions set forth below.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, mutually agree as follows:

SECTION I. Assignment. Subject to the terms hereinafter set forth, NC hereby assigns to Assignee all of its right, title and interest and all of its covenants, obligations and duties under the Agreement.

SECTION 2. Acceptance. Assignee hereby accepts the foregoing assignment.

SECTION 3. Consent of NSAL. NSAL hereby consents to the foregoing assignment.

SECTION 4. Release. NSAL hereby releases and discharges NC from any and all claims, debts, or demands which NSAL may have, or may ever have, against NC that arise or relate to NC’s or Assignee’s performance or non-performance of its contractual duties and obligations under the Agreement.

SECTION 5. Execution in Counterparts. This Assignment Agreement may be executed in several counterparts, and such counterparts shall constitute a single instrument.

[Signature Page Follows]

IN WITNESS WHEREOF the parties have executed this Agreement by their duly authorized signatories with effect on the date first above written.

NAVIOS SOUTH AMERICAN LOGISTICS INC.

By:	/s/ Ioannis Karyotis
Name: Ioannis Karyotis
Title: CFO

NAVIOS SHIPMANAGEMENT INC.

By:	/s/ Pantazis Michalas
Name: Pantazis Michalas
Title: Operations Manager

NAVIOS CORPORATION

By:	/s/ Shunji Sasada
Name: Shunji Sasada
Title: President